UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2010

BIG BEAR MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-32904
(Commission File Number)

20-4350483
(IRS Employer Identification No.)

15111 N. Hayden Rd., Suite 160, Scottsdale, Arizona 85260
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 480.253.0323

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 16, 2010 our board of directors appointed Steve Rix as a director, President, Secretary and Treasurer of the Company.  On March 16, 2010 Dwayne Skellern resigned as our President, Secretary, Treasurer and director.

There are no family relationships between Mr. Rix and the Company.  There were no transactions or proposed transactions between the Company and Mr. Rix which would be required to be reported hereunder.  Mr. Rix has 25 years of business experience and has participated in multiple start-up firms. His collective efforts have run across a number of industry sectors in both the public and private sectors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG BEAR MINING CORP.

/s/ Dwayne Skellern
Dwayne Skellern
President, Secretary, Treasurer and Director
Date:	March 16, 2010